EXHIBIT (M)(4)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $13,529.53
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $10,984.46
+ Annual Premium*                     $ 3,500.00
- Premium Expense Charge**            $   175.00
- Monthly Deduction***                $   496.32
- Mortality & Expense Charge****      $   126.36
+ Hypothetical Rate of Return*****   -$   157.25
                                      ----------
=                                     $   13,530 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 41.32
2       $ 41.33
3       $ 41.34
4       $ 41.34
5       $ 41.35
6       $ 41.36
7       $ 41.36
8       $ 41.37
9       $ 41.38
10      $ 41.38
11      $ 41.39
12      $ 41.40
Total   $496.32

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1        ($13.44)
2        ($13.38)
3        ($13.32)
4        ($13.26)
5        ($13.20)
6        ($13.13)
7        ($13.07)
8        ($13.01)
9        ($12.95)
10       ($12.89)
11       ($12.83)
12       ($12.77)
Total   ($157.25)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $13,529.53
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $    9,926 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $16,277.36
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $12,814.00
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   493.40
- Mortality & Expense Charge****     $   142.86
+ Hypothetical Rate of Return*****   $   774.62
                                     ----------
=                                    $   16,277 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 41.12
2       $ 41.12
3       $ 41.12
4       $ 41.12
5       $ 41.12
6       $ 41.12
7       $ 41.12
8       $ 41.12
9       $ 41.11
10      $ 41.11
11      $ 41.11
12      $ 41.11
Total   $493.40

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        $ 64.30
2        $ 64.35
3        $ 64.39
4        $ 64.44
5        $ 64.48
6        $ 64.53
7        $ 64.57
8        $ 64.62
9        $ 64.67
10       $ 64.71
11       $ 64.76
12       $ 64.81
Total    $774.62

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $16,277.36
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   12,673 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $19,502.04
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $14,876.71
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   490.08
- Mortality & Expense Charge****     $   161.46
+ Hypothetical Rate of Return*****   $ 1,951.87
                                     ----------
=                                    $   19,502 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 40.90
2       $ 40.89
3       $ 40.88
4       $ 40.87
5       $ 40.86
6       $ 40.85
7       $ 40.83
8       $ 40.82
9       $ 40.81
10      $ 40.80
11      $ 40.79
12      $ 40.78
Total   $490.08

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  157.57
2       $  158.47
3       $  159.38
4       $  160.29
5       $  161.22
6       $  162.14
7       $  163.08
8       $  164.02
9       $  164.98
10      $  165.93
11      $  166.90
12      $  167.88
Total   $1,951.87

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $19,502.04
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   15,898 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $95,582.65
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $78,608.80
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**            $ 1,250.00
- Monthly Deduction***                $ 3,749.64
- Mortality & Expense Charge****      $   902.90
+ Hypothetical Rate of Return*****   -$ 1,123.61
                                      ----------
=                                     $   96,583 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  312.03
2       $  312.11
3       $  312.19

4       $  312.27
5       $  312.35
6       $  312.43
7       $  312.51
8       $  312.59
9       $  312.67
10      $  312.75
11      $  312.83
12      $  312.91
Total   $3,749.64

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1          ($96.14)
2          ($95.68)
3          ($95.22)
4          ($94.77)
5          ($94.31)
6          ($93.86)
7          ($93.40)
8          ($92.95)
9          ($92.50)
10         ($92.05)
11         ($91.59)
12         ($91.14)
Total   ($1,123.61)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $96,582.65
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                               $   75,743 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $116,294.13
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $91,744.79
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 3,717.68
- Mortality & Expense Charge****     $ 1,021.44
+ Hypothetical Rate of Return*****   $ 5,538.45
                                     ----------
=                                    $  116,294 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----   ----------
1       $  309.87
2       $  309.86
3       $  309.84
4       $  309.83
5       $  309.82
6       $  309.81
7       $  309.80
8       $  309.79
9       $  309.78
10      $  309.77
11      $  309.76
12      $  309.75
Total   $3,717.68

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  460.09
2       $  460.35
3       $  460.61
4       $  460.87
5       $  461.14
6       $  461.40
7       $  461.67
8       $  461.93
9       $  462.20
10      $  462.47
11      $  462.74
12      $  463.01
Total   $5,538.45

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $116,294.13
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    95,454 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $139,435.74
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $106,558.16
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $  1,250.00
- Monthly Deduction***               $  3,680.93
- Mortality & Expense Charge****     $  1,155.08
+ Hypothetical Rate of Return*****   $ 13,963.59
                                     -----------
=                                    $   139,436 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   ---------
1       $  307.42
2       $  307.30
3       $  307.18
4       $  307.06
5       $  306.94
6       $  306.81
7       $  306.69
8       $  306.56
9       $  306.43
10      $  306.31
11      $  306.18
12      $  306.05
Total   $3,680.93

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $ 1,127.96
2       $ 1,134.28
3       $ 1,140.64
4       $ 1,147.05

5       $ 1,153.52
6       $ 1,160.04
7       $ 1,166.61
8       $ 1,173.23
9       $ 1,179.91
10      $ 1,186.64
11      $ 1,193.43
12      $ 1,200.28
Total   $13,963.59

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $139,435.74
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   118,596 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $12,899.62
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $10,479.81
+ Annual Premium*                     $ 3,500.00
- Premium Expense Charge**            $   175.00
- Monthly Deduction***                $   633.29
- Mortality & Expense Charge****      $   121.15
+ Hypothetical Rate of Return*****   -$   150.76
                                      ----------
=                                     $   12,900 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 45.23
2       $ 45.23
3       $ 45.24
4       $ 45.25
5       $ 45.26
6       $ 45.27
7       $ 45.28
8       $ 45.29
9       $ 45.30
10      $ 45.31
11      $ 45.31
12      $ 45.32
Total   $543.29

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        ($12.96)
2        ($12.88)
3        ($12.81)
4        ($12.74)
5        ($12.67)
6        ($12.60)
7        ($12.53)
8        ($12.46)
9        ($12.39)
10       ($12.31)
11       ($12.24)
12       ($12.17)
Total   ($150.76)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $12,899.62
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $    9,296 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $15,546.47
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $12,245.51
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   630.24
- Mortality & Expense Charge****     $   137.08
+ Hypothetical Rate of Return*****   $   743.28
                                     ----------
=                                    $   15,546 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 45.02
2       $ 45.02
3       $ 45.02
4       $ 45.02
5       $ 45.02
6       $ 45.02

7       $ 45.02
8       $ 45.02
9       $ 45.02
10      $ 45.02
11      $ 45.02
12      $ 45.02
Total   $540.24

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        $ 61.98
2        $ 61.98
3        $ 61.97
4        $ 61.96
5        $ 61.95
6        $ 61.94
7        $ 61.94
8        $ 61.93
9        $ 61.92
10       $ 61.91
11       $ 61.90
12       $ 61.90
Total    $743.28

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $15,546.47
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   11,942 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $18,655.56
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $14,237.88
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   626.70
- Mortality & Expense Charge****     $   155.05
+ Hypothetical Rate of Return*****   $ 1,874.43
                                     ----------
=                                    $   18,656 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 44.78
2       $ 44.77
3       $ 44.76
4       $ 44.75
5       $ 44.74
6       $ 44.73
7       $ 44.72
8       $ 44.71
9       $ 44.70
10      $ 44.69
11      $ 44.68
12      $ 44.67
Total   $536.70

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  151.93
2       $  152.69
3       $  153.45
4       $  154.22
5       $  154.99
6       $  155.77
7       $  156.56
8       $  157.35
9       $  158.15
10      $  158.96
11      $  159.77
12      $  160.59
Total   $1,874.43

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $18,655.56
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   15,052 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $94,547.28
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $77,027.74

+ Annual Premium*                     $25,000.00
- Premium Expense Charge**            $ 1,250.00
- Monthly Deduction***                $ 4,241.28
- Mortality & Expense Charge****      $   886.27
+ Hypothetical Rate of Return*****   -$ 1,102.91
                                      ----------
=                                     $   94,547 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  345.42
2       $  345.51
3       $  345.61
4       $  345.70
5       $  345.80
6       $  345.89
7       $  345.99
8       $  346.08
9       $  346.18
10      $  346.27
11      $  346.37
12      $  346.46
Total   $4,151.28

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1          ($94.61)
2          ($94.12)
3          ($93.62)
4          ($93.13)

5          ($92.64)
6          ($92.15)
7          ($91.66)
8          ($91.17)
9          ($90.68)
10         ($90.20)
11         ($89.71)
12         ($89.22)
Total   ($1,102.91)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $94,547.28
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                               $   73,707 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $113,947.58
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $89,968.20
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 4,206.46
- Mortality & Expense Charge****     $ 1,003.08
+ Hypothetical Rate of Return*****   $ 5,438.92
                                     ----------
=                                    $  113,948 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  343.06
2       $  343.05
3       $  343.05
4       $  343.05
5       $  343.04
6       $  343.04
7       $  343.04
8       $  343.03
9       $  343.03
10      $  343.03
11      $  343.02
12      $  343.02
Total   $4,116.46

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $  452.83
2       $  452.90
3       $  452.98
4       $  453.05
5       $  453.13
6       $  453.20
7       $  453.28
8       $  453.36
9       $  453.43
10      $  453.51
11      $  453.59
12      $  453.66
Total   $5,438.92

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $113,947.58
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    93,108 (rounded to the nearest dollar)

III. THE 12% GROSS GURANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $136,733.97
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $104,566.49
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $  1,250.00
- Monthly Deduction***               $  4,166.40
- Mortality & Expense Charge****     $  1,134.82
+ Hypothetical Rate of Return*****   $ 13,718.70
                                     -----------
=                                    $   136,734 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  340.39
2       $  340.27
3       $  340.15
4       $  340.02
5       $  339.90
6       $  339.77
7       $  339.64

8       $  339.51
9       $  339.39
10      $  339.25
11      $  339.12
12      $  338.99
Total   $4,076.40

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ----------
1       $ 1,110.33
2       $ 1,116.15
3       $ 1,122.02
4       $ 1,127.93
5       $ 1,133.90
6       $ 1,139.91
7       $ 1,145.97
8       $ 1,152.08
9       $ 1,158.24
10      $ 1,164.45
11      $ 1,170.71
12      $ 1,177.02
Total   $13,718.70

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $136,733.97
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   115,894 (rounded to the nearest dollar)